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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2006


                          NITRO PETROLEUM INCORPORATED
               (Exact name of registrant as specified in charter)

           NEVADA                                        98-0488493
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

29 - 3800 Pinnacle Way, Gallaghers Canyon
Kelowna, British Columbia, Canada                         V1W 3Z8
---------------------------------------------   --------------------------------
     (Address of principal executive offices)           (Zip Code)


                                  250-809-9185
              ----------------------------------------------------
                            Issuer's telephone number

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)


[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

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Section 5 - Corporate  Governance and Management

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

Registrant effected a one-to-five forward split whereby each share of the Registrant's issued and outstanding shares of common stock, par value $0.001, is converted on the effective date, December 29, 2006, into five shares of common stock, par value $0.001, with the number of common shares the Registrant is authorized to issue increased correspondingly, from 400,000,000 to 2,000,000,000.

Section 9 - Financial Statements and Exhibits
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

   Exhibit
    Number            Title of Document                               Location
---------------  -------------------------------------            --------------

   Item 3.            Articles of Incorporation
---------------  ---------------------------------------------    --------------
    3.4          Certificate of Change dated December 15, 2006      This filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Nitro Petroleum Incorporated

                              By /s/ Ted Kozub
                              -------------------------------------
                              Ted Kozub , President

Date: January 4, 2007